UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012 (December 21, 2011)

EV Energy Partners, L.P.

(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	001-33024 (Commission File No.)	20–4745690 (I.R.S. Employer Identification No.)

1001 Fannin, Suite 800, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 651–1144

 _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8–K/A amends and supplements the Current Report on Form 8–K filed by EV Energy Partners, L.P. (the “Partnership”) on December 27, 2011. The Current Report on Form 8–K is being amended by this Form 8–K/A to report the completion of the acquisition of oil and natural gas properties from Encana Oil & Gas (USA) Inc. (“Encana”) and to include the audited and unaudited financial statements and other information required by Item 9.01 of Form 8–K. No other amendments to the Form 8–K are being made by this Form 8–K/A (Amendment No. 1).

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported on the Form 8–K, a subsidiary of the Partnership acquired oil and natural gas properties in the Barnett Shale from Encana. On February 7, 2012, the Partnership’s subsidiary closed on a portion of the remaining properties from Encana for $28.7 million, subject to customary purchase price adjustments. In the aggregate, the Partnership’s subsidiary acquired the Barnett Shale assets from Encana for $300.1 million, subject to customary purchase price adjustments.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2011, which is included in Exhibit 99.1 hereof and is incorporated herein by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2011, which are included in Exhibit 99.2 hereof and are incorporated herein by reference.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

2.1	Purchase Agreement by and between Encana Oil & Gas (USA) Inc., as Seller, and EnerVest Energy Institutional Fund XII–A, L.P., EnerVest Energy Institutional Fund XII–WIB, L.P., EnerVest Energy Institutional Fund XII–WIC, L.P., EnerVest Holding, L.P. and EV Properties, L.P., collectively as Buyer, dated November 2, 2011

2.2	First Amendment to Purchase Agreement

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2011

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2011

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EV Energy Partners, L.P.

Dated: February 9, 2012	By: /s/ MICHAEL E. MERCER
Michael E. Mercer
Chief Financial Officer of EV Management LLC,
general partner of EV Energy GP, L.P.,
general partner of EV Energy Partners, L.P.

EXHIBIT INDEX

2.1	Purchase Agreement by and between Encana Oil & Gas (USA) Inc., as Seller, and EnerVest Energy Institutional Fund XII–A, L.P., EnerVest Energy Institutional Fund XII–WIB, L.P., EnerVest Energy Institutional Fund XII–WIC, L.P., EnerVest Holding, L.P. and EV Properties, L.P., collectively as Buyer, dated November 2, 2011

2.2	First Amendment to Purchase Agreement

23.2	Consent of PricewaterhouseCoopers LLP

99.1	Statement of Revenues and Direct Operating Expenses for the nine months ended September 30, 2011

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the nine months ended September 30, 2011